SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report: (Date of earliest event reported): March 1, 2000


                               VOIP TELECOM, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                    000-28697
                            ------------------------
                            (Commission file number)

             Nevada                                      94-3342064
--------------------------------         ---------------------------------------
(State or other jurisdiction of          (I.R.S. Employer Identification Number)
 incorporation)


                   460-1301 Dove St., Newport Beach, CA 92660
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)


                                 (604) 469-6957
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets

     On March 1, 2000, VOIP Telecom, Inc. (the "Company") acquired 100% of the issued and outstanding shares of International Communications and Equipment, Inc. ("ICE") in exchange for 2,500,000 shares of the Company's common stock. ICE is establishing an international telecommunications network using the Voice Over Internet Protocol. ICE has recently received approval for a Russian joint venture which will be serviced through a wholly-owned German subsidiary using the latest in Clarent technology and equipment.

     On April 14, 2000, the Company acquired 100% of the issued and outstanding shares of Access Network Limited ("ANL") in exchange for 4,000,000 shares of the Company's common stock. ANL is a telecommunications company formed in early 1999 to establish a Voice Over Internet Protocol network in various markets throughout Asia. The Company has also committed itself to funding ANL with $3,000,000 during 2000.

     On April 24, 2000, the Company purchased 49% of Jaeil Engineering Co. Ltd. ("JEC") for $2,000,000 in cash and 2,900,000 shares of the Company's common stock. JEC is a publicly traded Korean company. JEC owns 100% of the Nextelecom Co. Ltd. as a company which has established an Internet Protocol network servicing various markets throughout southeast Asia.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           VOIP TELECOM, INC.

                                           By: /s/ Sandy Anderson
                                               -------------------------
                                               Sandy Anderson, President

Date: June 8, 2000

                               PURCHASE AGREEMENT

This Agreement is entered into the 24th day of April 2000, by and between VOIP TELECOM, INC., a Nevada Corporation hereinafter referred to as "VOIP" and JAEIL ENGINEERING CO., LTD., hereinafter referred to as "JAEIL" are the parties to this agreement.

                                    RECITALS

A. VOIP TELECOM, INC. is a publicly traded Nevada Corporation, trading symbol "VOIP" having an office located at 1128-789 West Pender Street, Vancouver BC, Canada V6C 1H2.

B. JAEIL ENGINEERING CO., LTD. is a publicly traded Korean company duly incorporated in South Korea and having an office at 17th Floor, Shin Song Bldg., 25-4 Yoido-Dong, Youngdeungpo-ku, Seoul, Korea 150-010.

C. VOIP TELECOM, INC. intends to build, implement, operate and manage a consortium of high quality Internet Protocol (IP) networks, with a view to obtaining a significant market share of international long distance traffic.

D. JAEIL ENGINEERING CO., LTD. is 100% owner of NEXTELECOM CO., LTD. and operates this company as a wholly-owned subsidiary. NEXTELECOM CO., LTD. has established an Internet Protocol (IP) network servicing selected countries and providing service through locations in South East Asia and the Pacific. The technology to be used in this network is Voice over Internet Protocol (VOIP) and the Company has in place International Transport Service Agreement for termination of international traffic.

E. VOIP TELECOM, INC. is desirous of acquiring a 49% interest in the operating entity NEXTELECOM CO. LTD. held by JAEIL ENGINEERING CO., LTD. by the acquisition of 49% of the outstanding issued common shares NEXTELECOM CO. LTD. on the following terms;

     The 49% of NEXTELECOM CO. LTD. shares will be valued at US$4,900,000 and will be purchased for the amount of US$2,000,000 in cash and the balance by the issuance of "VOIP" shares having a face value of US$2,900,000 "VOIP" shares will be priced at the average of the last 5 trading days prior to closing less a 20% discount. These shares will be issued subject to Rule 144 bear a restrictive legend and be issued as restrictive stock requiring a one year hold.

NOW THEREFORE, SUBJECT TO THE FOLLOWING CONDITIONS, COVENANTS AND WARRANTIES, THE PARTIES AGREE AS FOLLOWS;

1.   Purchase and Exchange;

     NEXTELECOM CO. LTD. shareholders will exchange 49% of the capital stock of NEXTELECOM CO. LTD which operates an international VoIP network in Korea. In 2000, with planned new additions to the network in South East Asia and the Pacific, and new services to be implemented gross revenues are expected to increase substantially. The Company will focus on pre paid roaming service calling cards and will initiate VPN and UMS services. A valuation on the company will be required at US$10,000,000.

2.   Consideration;

     "VOIP" will purchase 49% of NEXTELECOM CO., LTD. for total consideration of US$4,900,000 in cash. An option to acquire up to a further 21% of NEXTELECOM CO., LTD. up to March 31, 2001 with consideration to be based on the same valuation, with additional premium to be mutually agreed upon. This option is sugject to Korean Government regulations allowing foreign ownership to exceed 50% of share issued. On receipt by "JAEIL" of the consideration paid, "JAEIL" will subscribe for US$2,900,000 of common shares of VOIP TELECOM, INC. at a face value of US$6.00 less a 20% discount for a net price of US$4.80. The number of shares will be calculated on the face value of "VOIP" stock at US$6.00 less 20% discount or an average of the last 5 trading days prior to closing date of 21 April, 2000, whichever is the lessor. "JAEIL" will be entitled to one Board of Directors position on the Board of "VOIP".

3.   Business Purpose;

     The parties acknowledge that the purpose of the exchange is to further the development of a global high quality Internet Protocol telecommunications network. It is "VOIP"'s intent to raise additional capital to further develop the business asset acquired. "VOIP" will invest up to US$1,000,000 within the 2nd quarter of 2000 for capital expansion and further infrastructure development. "JAEIL" will also inject US$1,000,000 to NEXTELECOM CO. LTD. representing minimum capital injections of US$2,000,000 within 2nd quarter of 2000, by the partners. It is understood that the partners will actively seek to develop the business activities of NEXTELECOM CO. LTD. by leveraging on existing strengths and Business sources. In addition, NEXTELECOM CO. LTD. undertakes to actively pursue increasing business in and through North America for Korean market and society. This expanded business niche may represent a substantial capital investment which will be favorably considered by "VOIP".

4.   Except Transaction;

     The  parties  acknowlege  and agree  that any  transfer  of the  securities pursuant to this Purchase Agreement will constitute an except isolated transaction and that the securities received in such transfer or exchange shall not be registered under Federal or State Securities Law.

5.   Transfer of Securities;

     The parties acknowledge that the Board of Directors of "VOIP" and "JAEIL" have approved the terms and conditions of the purchase.

6.   Default;

     In the event that any party defaults in performing any of its duties or obligations under the Purchase Agreement, the party responsible for such default shall pay costs incurred by any other party in enforcing its rights under this agreement, or in obtaining damages for such fees, whether incurred through legal action or otherwise and whether incurred before, or after judgement.

7.   Notice;

     Any notice or correspondence required or permitted to be given under this Agreement may be given personally to an individual party or to an officer or registered agent of a corporate party, or any be given by depositing such notice or correspondence in the U.S. mail, postage prepaid, certified or registered, return receipt requested, addressed to the parties at the following address;

         VOIP TELECOM, INC.
         Beruschi & Company
         Barristers & Solicitors
         501-905 West Pender Street
         Vancouver BC, V6C 1L6

         JAEIL ENGINEERING CO., LTD.
         17th Floor, Shin Song Building
         25-4 Yoido-Dong, Youngdeungpo-ku,
         Seoul 150-010, Korea

Any notice given shall be deemed to be delivered on the date such notice is deposited in the U.S. mail. Any party may change its address for purposes of this agreement by giving written notice to the other parties as provided above.

8.   Binding;

     This agreement shall be binding upon the parties hereto and upon their respective heirs, representatives, successors and assigns.

9.   Governing Law;

     This Agreement shall be governed by and construed under the laws of the Government of country where such matter or matters arise.

10.  Employment;

     It is expected that all employment contracts will be required to be maintained and that VOIP TELECOM, INC. through a wholly-owned Singapore company would offer additional termination points for new business to be conducted through NEXTELECOM CO., LTD. existing and new users.

11.  Authority;

     The officers executing this Agreement on behalf of corporate parties represent that they have been authorized to execute this Agreement pursuant to resolutions of the Board of Directors of their respective corporations.

12.  Signatures;

     This Agreement may be signed in counterparts.

IN WITNESS WHEREOF, the parties have executed this Plan of Reorganization as of the date and year first written above.

VOIP TELECOM, INC.                                   JAEIL ENGINEERING CO., LTD.

/s/ Alexander Anderson                               /s/ Hee Dong Yoo
-----------------------------                        ---------------------------
Mr. Alexander Sandy Anderson                         Mr. Hee Dong Yoo
President                                            Vice Chairman

                               PURCHASE AGREEMENT

This agreement is entered into the 1st day of March 2000 by and between PRESIDENT'S TELECOM, INC., a Nevada Corporation hereinafter referred to as "PRTE" and INTERNATIONAL COMMUNICATIONS & EQUIPMENT, INC. a Nevada corporation, hereinafter referred to as "ICE" are the parties to this agreement.

                                    RECITALS

A. PRESIDENT'S TELECOM, INC. is a publicly traded Nevada Corporation, trading symbol "PRTE": having an office located at 1128-789 West Pender Street, Vancouver BC, Canada V6C 1H2.

B. INTERNATIONAL COMMUNICATIONS & EQUIPMENT, INC. is a privately held United States company duly incorporated in the State of Nevada and having an office at 12865 N.E. 85th Street, Suite 362, Kirkland WA 98033 USA.

C. PRESIDENT'S TELECOM, INC., intends to build, implement, operate and manage a consortium of high quality Internet Protocol (IP) networks, with a view to obtaining a significant market share of international long distance traffic.

D. INTERNATIONAL COMMUNICATIONS & EQUIPMENT, INC., intends to establish an International Telecommunications network and become a leader in telecom converging conductivity solutions. The technology to be used in this network is Voice Over Internet Protocol (VOIP) and the company is pursuing a number of international joint venture partnering arrangements to provide network services. In the first of such ventures a contract has been approved for a Russian joint venture. The project will be serviced through a wholly owned subsidiary in Germany using the latest in Clarent technology and equipment. It is expected that network traffic could be able to achieve up to 500,000,000 minutes per year.

E. PRESIDENT'S TELECOM, INC. is desirous of acquiring all interests held by INTERNATIONAL COMMUNICATIONS & EQUIPMENT, INC., by the acquisition of all outstanding issued common shares of INTERNATIONAL COMMUNICATIONS & EQUIPMENT, INC. on the following terms:

     The holders of "ICE" shares will exchange their shares, pro rata for an equivalent amount of "PRTE" shares in the amount of 2,500,000. These shares would be issued under Rule 144 and be restricted for trading for a period of One year from issuance. A second share installment will be available, to be issued on the following earn out program. "ICE" shareholders would receive an additional one share of "PRTE" for each United States Dollar value of net income generated by the operating entity to a maximum of 2,500,000 additional shares. Such additional shares would be issued as restricted (rule 144) stock and would be issued quarterly, based on management prepared financial statements being completed.

NOW THEREFORE, SUBJECT TO THE FOLLOWING CONDITIONS, COVENANTS AND WARRANTIES, THE PARTIES AGREE AS FOLLOWS:

1.   Purchase and Exchange:

     "ICE" shareholders will exchange 100% of the capital stock of International Communication and Equipment Corporation, which represents all ownership of the assets of that company and certain other assets held by LITEWAVE CORPORATION, as described in schedule "A".

2.   Consideration:

     "PRTE" will issue instructions to its Transfer Agent to exchange for all outstanding shares of "ICE", "PRTE" common shares in the amount of 2,500,000. These shares will be issued as RESTRICTED STOCK.

3.   BUSINESS PURPOSE:

     The parties acknowledge that the purpose of the exchange is to further the development of a global high quality Internet Protocol Telecommunications Network. It is PRESIDENT'S TELECOM, INC.'s internet to raise additional capital to further develop the business asset acquired.

4.   EXEMPT TRANSACTION.

     The parties acknowledge and agree that any transfer of the securities pursuant to this Purchase Agreement will constitute an exempt isolated transaction and that the securities received in such transfer or exchange shall not be registered under Federal or State Securities Law.

5.   TRANSFER OF SECURITIES:

     The parties acknowlege that the Board of Directors of PRESIDENT'S TELECOM, INC. and INTERNATIONAL COMMUNICATIONS & EQUIPMENT, INC., have approved the terms and conditions of the purchase.

6.   DEFAULT:

     In the event that any party defaults in performing any of its duties or obligations under the purchase agreement, the party responsible for such default shall pay costs incurred by any other party in enforcing its rights under this agreement, or in obtaining damages for such fees, whether incurred through legal action or otherwise and whether incurred before, or after judgement.

7.   NOTICE:

     Any notice or correspondence required or permitted to be given under this Agreement may be given personally to an individual party or to an officer or registered agent of a corporate party, or may be given by depositing such notice or correspondence in the U.S. mail, postage prepaid, certified or registered, return receipt requested, addressed to the parties at the following address:

     PRESIDENT'S TELECOM, INC.


     INTERNATIONAL COMMUNICATIONS & EQUIPMENT, INC.

Any notice given by mail shall be deemed to be delivered on the date such notice is deposited in the U.S. mail. Any party may change its address for purposes of this agreement by giving written notice to the other parties as provided above.

8.   BINDING:

     This agreement shall be binding upon the parties hereto and upon their respective heirs, representatives, successors and assigns.

9.   GOVERNING LAW:

     This agreement shall be governed by and construed under the laws of the State of Nevada.

10.  EMPLOYMENT:

     Mr. Ken Martin will enter into a consulting contract with "PRTE" to provide service to "ICE" on the basis contained in that agreement.

11.  AUTHORITY:

     The officers executing this Agreement on behalf of corporate parties represent that they have been authorized to execute this Agreement pursuant to resolutions of the Board of Directors of their respective corporations.

12.  SIGNATURES:

     This agreement may be signed in counterparts.

IN WITNESS WHEREOF, the parties have executed this Plan of Reorganization as of the date and year first written above.


PRESIDENT'S TELECOM, INC.


___________________________
President


INTERNATIONAL COMMUNICATIONS & EQUIPMENT, INC.


__________________________
President & C.E.O.

                               PURCHASE AGREEMENT

This Agreement is entered into the ____ day of March 2000, by and between PRESIDENT'S TELECOM, INC., a Nevada Corporation hereinafter referred to as "PRTE" and ACCESS NETWORK LTD. hereinafter referred to as "ACCESS" are the parties to this agreement.

                                    RECITALS

A. PRESIDENT'S TELECOM, INC. is a publicly traded Nevada Corporation, trading symbol "PRTE" having an office located at 1128-789 West Pender Street, Vancouver BC, Canada V6C 1H2.

B. ACCESS NETWORK LIMITED is a privately held British Virgin Islands International Business Company duly incorporated in the British Virgin Islands under the name of Starnet Communications Limited on 21 September, 1999 and undergoing a name change to Access Network Limited on 14 October, 1999.

C. PRESIDENT'S TELECOM, INC. intends to build, implement, operate and manage a consortium of high quality Internet Protocol (IP) networks, with a view to obtaining a significant market share of international long distance traffic.

D. ACCESS NETWORK LIMITED intends to establish an Internet Protocol (IP) network servicing selected countries and providing service throughout Asia, including the addition of a license for Singapore termination. The technology to be used in this network is Voice Over Internet Protocol
     (VOIP) and the company's business plan calls for a network to be established to handle over 400 million voice minutes annually. The expected annual gross revenues for operations is projected to be in excess of $30,000,000US. The company will utilize the latest telecommunication technology and equipment to build up the network.

E. PRESIDENT'S TELECOM, INC. is desirous of acquiring all interests held by ACCESS NETWORK LIMITED by the acquisition of all outstanding issued common shares of Access on the following terms: The holder of ONE Access Network Limited share will exchange their share for 4,000,000 "PRTE" common shares. These shares would be issued under Rule 144 and be restricted for trading for a period of One year from issuance.

NOW THEREFORE, SUBJECT TO THE FOLLOWING CONDITIONS, COVENANTS AND WARRANTIES, THE PARTIES AGREE AS FOLLOWS;

1.   Purchase and Exchange;

     Access shareholders will exchange ONE share of the capital stock of ACCESS NETWORK LIMITED which represents all ownership of the assets of Access. Schedule "A" represents all assets of Access.

2.   Consideration;

     "PRTE" will issue instructions to its Transfer Agent to exchange ONE outstanding shares of "ACCESS", FOR 4,000,000 (Four Million) "PRTE" common shares, and issue these shares as REGISTERED STOCK.

     "PRTE" will undertake to register these shares within a one year time frame from closing date.

3.   Business Purpose;

     The parties acknowledge that the purpose of the exchange is to further the development of a global high quality Internet Protocol telecommunications network. It is PRESIDENT'S TELECOM INC.'s intent to raise additional capital to further develop the business asset acquired as follows. Up to $2,000,000 to be injected into Access within 3 months of closing and up to a further $1,000,000 in capital to be injected by October 31, 2000. Access Network Limited confirms that it intends to obtain, through a subsidiary entity, TRI-CEL T & T PTE. LTD., a business registration to operate an internet-Based Voice or Data service providing international Calling Card Services. The first phase of the operation will be for April 2000 to June 2000 and will establish POP equipment including routers, switches and gateways. Phase 2 will be from July 2000 to March 2001 and will include increasing the capacity and upgrade of system, addition of Management and accounting software, implement calling card service and sale of same.

4.   Exempt Transaction;

     The  parties  acknowlege  and agree  that any  transfer  of the  securities pursuant to this Purchase Agreement will constitute an exempt isolated transaction and that the securities received in such transfer or exchange shall not be registered under Federal or State Securities Law.

5.   Transfer of Securities;

     The parties acknowledge that the Board of Directors of PRESIDENT'S TELECOM, INC. and ACCESS NETWORK LIMITED have approved the terms and conditions of the purchase.

6.   Default;

     In the event that any party defaults in performing any of its duties or obligations under the Purchase Agreement, the party responsible for such default shall pay costs incurred by any other party in enforcing its rights under this agreement, or in obtaining damages for such fees, whether incurred through legal action or otherwise and whether incurred before, or after judgement.

7.   Notice;

     Any notice or correspondence required or permitted to be given under this Agreement may be given personally to an individual party or to an officer or registered agent of a corporate party, or any be given by depositing such notice or correspondence in the U.S. mail, postage prepaid, certified or registered, return receipt requested, addressed to the parties at the following address;

         PRESIDENT'S TELECOM, INC.
         1128-789 W. Pender Street,
         Vancouver BC, V6C 1H2

         ACCESS NETWORK LIMITED
         c/o Block 808 French Road, #05-175
         Kitchener Complex
         Singapore 200808

Any notice given shall be deemed to be delivered on the date such notice is deposited in the U.S. mail. Any party may change its address for purposes of this agreement by giving written notice to the other parties as provided above.

8.   Binding;

     This agreement shall be binding upon the parties hereto and upon their respective heirs, representatives, successors and assigns.

9.   Governing Law;

     This Agreement shall be governed by and construed under the laws of the State of Nevada.

10.  Employment;

     Mr. RONALD THIM FOOK LOW will enter into a consulting contract with "PRTE" to provide services to "ACCESS NETWORK LIMITED" on the basis contained in that agreement.

11.  Authority;

     The officers executing this Agreement on behalf of corporate parties represent that they have been authorized to execute this Agreement pursuant to resolutions of the Board of Directors of their respective corporations.

12.  Signatures;

     This Agreement may be signed in counterparts.

IN WITNESS WHEREOF, the parties have executed this Plan of Reorganization as of the date and year first written above.

PRESIDENT'S TELECOM, INC.                            ACCESS NETWORK LIMITED

/s/                                                  /s/
-------------------------                            ------------------------
President                                            President & C.E.O.